                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 2002
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

New York                               0-21324                06-1344888
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)
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Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            On March 12, 2002, the Company issued a press release, set forth as
Exhibit 99.1 to this Current Report, announcing that it signed a definitive agreement to acquire Javelin Technologies, Inc. The Company will finance the transaction with a combination of approximately $11,000,000 cash and NYFIX common stock with a value of approximately $44,000,000. In addition, the Company has negotiated an earn-out based on Javelin's 2002 revenues. The transaction is scheduled to close on March 31, 2002.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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       (c)  Exhibits
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            Exhibit No.      Exhibits
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              99.1           Press Release of NYFIX, Inc. dated March 12, 2002.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NYFIX, INC.

Dated: March 14, 2002              By:   /s/ Peter K. Hansen
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                                        Name:  Peter K. Hansen
                                        Title: Chief Executive Officer